     SUPPLEMENT TO THE COMMON CLASS PROSPECTUS AND STATEMENT OF ADDITIONAL
                                  INFORMATION

            CREDIT SUISSE WARBURG PINCUS GLOBAL NEW TECHNOLOGIES FUND

THE FOLLOWING INFORMATION SUPERSEDES CERTAIN INFORMATION IN THE FUND'S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION.

Effective on or about December 12, 2001, the Credit Suisse Warburg Pincus family of funds will be renamed the "Credit Suisse" family of funds, and each fund's name will be changed to reflect this new designation. In addition, beginning on or about December 12, the fund family's new internet address will be changed to www.creditsuissefunds.com and the net asset values of the Credit Suisse family of funds will be listed in The Wall Street Journal under the heading "Credit Suisse." You can also find information about the Credit Suisse family of funds by calling 800-927-2874.

Dated: November 8, 2001                                           WPGNT-16-1101